Rule 497(k)
File Nos. 333-289838 and 811-24117
Corgi ETF Trust I
Corgi Ports, Rail & Freight ETF
Cboe BZX Exchange, Inc. — DOCK
Summary Prospectus
April 30, 2026
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at https://www.corgifunds.com. You can also get this information at no cost by calling (855) 552-6744. The current prospectus and statement of additional information, dated April 30, 2026, are incorporated by reference into this Summary Prospectus.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Corgi Ports, Rail & Freight ETF
DOCK

Investment Objective
The Corgi Ports, Rail & Freight ETF (the "Fund") seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the "Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.35%
1 Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser") will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.
2 The Fund is newly organized. All fees and expenses are estimated for the current fiscal year.
Expense Example
This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Your actual expenses may differ; based on these assumptions, your costs would be as shown.
1 Year	3 Years
$35	$115
Portfolio Turnover
When the Fund buys and sells securities, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.
Principal Investment Strategies
The Fund is an exchange-traded fund ("ETF") that seeks to meet its objective by having Corgi Strategies, LLC (the "Adviser") actively manage the Fund and, under ordinary market conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of companies materially involved in the ownership, operation, and enablement of freight transportation and logistics infrastructure used to move goods across domestic and international supply chains. For purposes of this policy, the Fund considers the following activities: port and terminal operators, railroads and intermodal networks, trucking and freight services, ocean shipping and container liner operators (including container vessel owners and operators), air cargo carriers and air freight services (including express and integrated logistics providers), logistics and freight forwarding platforms, warehouse and yard operations tied to freight flows, equipment and container handling providers, rail and port technology, and related infrastructure that supports capacity, reliability, and efficient movement of cargo across global trade and inland distribution routes.
The Fund invests primarily in the common stock of companies that are materially involved in the ports, rail, and freight logistics ecosystem. The Fund considers a company "materially involved" if, at the time of investment, as determined by the Adviser, the company meets at least one of the following criteria at the firm level: (1) at least 50% of the company's total revenues are derived from the activities identified in the Fund's 80% investment policy above; (2) at least 50% of the company's total profits are derived from such activities; (3) at least 50% of the company's total assets are dedicated to such activities; or (4) the company ranks among the top 10 companies engaged in such activities by total revenues or net income, as determined using publicly available financial data.
The Fund's investable universe generally consists of equity securities of U.S. and foreign companies of any market capitalization, including large-, mid-, small-, and micro-cap companies. While the Fund expects that a majority of its investments will be in companies with primary listings on U.S. securities exchanges, the Fund may also invest in equity securities of non-U.S. companies, including companies listed on foreign securities exchanges and American Depositary Receipts ("ADRs").
The Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments may include, among other things, passive, minority interests in special purpose vehicles ("SPVs") managed by unaffiliated third parties, as a means of gaining limited exposure to private securities within the Fund's investment theme, securities that are subject to legal or contractual restrictions on resale, and other investments that otherwise lack an active secondary market. The Fund does not create, sponsor, or exercise primary control over any SPV, and does not intend to acquire interests in SPVs that charge ongoing management fees or performance allocations. The Fund does not, and does not intend to, create or acquire primary control of any entity that engages in investment activities in securities or other assets, other than an entity wholly-owned by the Fund. The Fund may invest in other investment companies, including ETFs, to gain exposure to certain market segments, for cash management purposes, or to facilitate portfolio transitions.
The Fund employs a bottom-up security selection process that combines fundamental analysis with thematic and quantitative screening to construct the Fund's portfolio from among companies that satisfy the Fund's 80% investment policy, as described above. The Adviser evaluates qualifying companies based on, among other things, strategic positioning within the relevant supply chain, growth potential, and valuation.
The Fund may hold cash, cash equivalents, or short-term U.S. Treasury instruments for liquidity management or to facilitate portfolio transitions. The Fund will provide shareholders with at least 60 days' prior notice of any change to the Fund's 80% investment policy. The Fund is classified as non-diversified under the Investment Company Act of 1940.
Principal Risks of Investing in the Fund
The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a "principal risk" of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.
Concentration Risk. The Fund will concentrate its investments in the ports, rail, and freight industry or related industries. As a result, the Fund may be more sensitive to adverse economic, business, regulatory, environmental, or market developments affecting those industries than a fund that invests more broadly across multiple sectors, and the Fund's performance may be more volatile.
AP and Market Maker Dependence Risk. The Fund relies on a limited number of authorized participants ("APs") and market makers to create, redeem, and provide liquidity in Shares. If these firms curtail or cease their activities and others do not step in, Shares may trade at significant premiums/discounts to NAV, experience wider bid-ask spreads, or be subject to trading halts or delisting.
Premium/Discount to NAV Risk. Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the portfolio experiences disruptions.
Trade and Economic Cyclicality Risk. Freight volumes are sensitive to industrial production, consumer demand, inventory cycles, and global trade conditions. Economic slowdowns, reduced imports and exports, or shifts in sourcing can reduce volumes and pricing, pressuring margins for carriers and infrastructure operators.
Fuel and Energy Price Risk. Freight transportation and logistics businesses may be sensitive to fuel and energy prices. Rapid changes in diesel, jet fuel, bunker fuel, natural gas, or electricity prices can increase operating costs, reduce demand, and compress margins, particularly where fuel surcharges lag cost changes or cannot be fully passed through to customers.
Trade Policy, Tariffs, and Geopolitical Disruption Risk. Freight volumes, routes, and pricing may be materially affected by changes in trade policy, tariffs, sanctions, export controls, and geopolitical events. Such developments may reduce cross-border flows, disrupt shipping lanes and port activity, change sourcing patterns, and increase compliance and operating costs for freight and logistics companies.
Ocean Freight and Air Cargo Market Risk. Ocean shipping and air cargo markets can experience significant volatility in freight rates, capacity availability, and demand. Rates and volumes may be affected by supply chain disruptions, port congestion, vessel capacity additions or reductions, route changes, fuel costs, and disruptions to major trade lanes or air corridors. Ocean and air cargo operators may also face elevated operating leverage and fixed costs, which can amplify the impact of volume declines or pricing pressure on profitability.
Labor, Capacity, and Disruption Risk. Ports, rail networks, and trucking are exposed to labor negotiations, strikes, staffing shortages, and congestion. Disruptions can reduce throughput, increase costs, and create service failures that impact profitability and customer relationships.
Regulatory, Safety, and Environmental Risk. Freight infrastructure is subject to safety regulation, emissions standards, and environmental permitting. New rules or enforcement actions can increase compliance costs, require capital investment, or constrain operations and expansion.
Capitalization Risk. The Fund may invest in companies of any market capitalization. Small and mid-capitalization companies can be more volatile and less liquid than larger companies and may have fewer financial resources, narrower product lines, and greater sensitivity to a single program, customer, or supplier. Large capitalization companies may be less able to sustain high growth rates and may be more exposed to broad industry headwinds given their scale, which can cause them to lag during periods when smaller competitors outperform.
Liquidity and Valuation Risk. Some securities held by the Fund may trade in lower volumes or may be less liquid, particularly securities of smaller companies. In stressed markets, liquidity may decline sharply, making it harder to buy or sell positions at reasonable prices. When market quotations are not readily available or are deemed unreliable, the Fund may use fair value pricing, and the value assigned may differ from the value realized on sale. Illiquid investments may include interests in special purpose vehicles ("SPVs") and other instruments subject to contractual or legal restrictions on resale, which can be harder to value and may require greater reliance on fair-value determinations. Investments in SPVs may also involve additional risks, including limited transparency, additional fees and expenses, and restrictions on transfer or withdrawal, which may increase volatility or losses, particularly during periods of market stress.
Equity Market Risk. Equity securities fluctuate in value due to issuer-specific events, sector dynamics, and broad market conditions. Common stocks generally exhibit greater volatility than preferred stocks or debt securities and may experience sudden declines or extended downturns.
Foreign Securities and Depositary Receipts Risk. Investments in non-U.S. companies and depositary receipts, including American Depositary Receipts ("ADRs"), involve risks not typically associated with U.S. investments, including differences in accounting and financial reporting standards, less publicly available information, different regulatory and legal frameworks, currency exchange rate fluctuations, political and economic instability, and potential restrictions on the repatriation of proceeds. Where the Fund's underlying securities trade on a market that is closed when U.S. markets are open, the last quoted price from the foreign market may not reflect current conditions, which could lead to differences between the market price of the Fund's shares and the underlying value of those shares.
Non-Diversified Fund Risk. As a non-diversified fund under the Investment Company Act of 1940, the Fund may invest a larger portion of assets in fewer issuers than a diversified fund. Losses in a single issuer could have a proportionately greater adverse effect on the Fund's performance.
Active Management Risk. Because the Fund is actively managed, the Fund's performance depends on the Adviser's ability to select investments and allocate assets. The Adviser's judgments may prove incorrect, and the Fund may underperform funds with similar objectives or strategies and may underperform the broader equity markets.
Brokerage Commissions and Bid-Ask Spread Risk. Investors transacting in the secondary market will pay brokerage commissions and may bear costs associated with the bid-ask spread. These costs tend to rise when trading volume is low or markets are stressed and can materially reduce investment results, especially for frequent or small transactions.
New Adviser Risk. The Adviser is both a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.
New Fund Risk. The Fund is newly organized and has limited or no operating history. It may take time to attract assets, build secondary-market liquidity, and achieve investment and trading efficiencies.
Limited Shareholder Rights Risk. The Trust's governing documents limit certain shareholder rights. For example, the Trust generally does not hold annual meetings, and the Board can take certain actions without a shareholder vote (including, in some cases, liquidating the Fund). These provisions can make it harder, more expensive, or slower for shareholders to bring claims or to influence how the Trust or the Fund is run, including because certain claims (other than claims arising under the federal securities laws) may be subject to a waiver of the right to a jury trial.
Performance
Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not presented.
After the Fund has a full calendar year of results, this section will include a calendar-year bar chart and a table of average annual total returns, which will help illustrate the variability of the Fund's returns over time. At that time, the Fund's performance will be compared to an appropriate broad-based market index (total return). The specific benchmark index (or indexes) used for this comparison will be identified in this section once performance information is presented and will be selected to represent the overall applicable market relevant to the Fund's investment exposure.
Past performance (before and after taxes) is not a guarantee of future results.
Once available, updated performance information will be posted on the Fund's website at www.corgifunds.com.
Management
Investment Adviser
Corgi Strategies, LLC serves as investment adviser to the Fund.
Portfolio Managers
The individuals primarily responsible for the day-to-day management of the Fund are Isaac Hargett, Anthony Crinieri, and Miles Braden, each a Portfolio Manager for the Adviser, each of whom has served as a portfolio manager of the Fund since 2026.
Purchase and Sale of Shares
The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.
Individual Shares are listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.
As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.corgifunds.com.
Tax Information
Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.